EXHIBIT 10(a)

                              ENDORSEMENT NO. 2

                                    to the

                              GUARANTY AGREEMENT
                           Effective:  July 1, 1996

                                 provided by

                         DORINCO REINSURANCE COMPANY
                                 in favor of
                STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY
                 as respects business produced and managed by
                 AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS
                              or its subsidiary
                    AMERICAN HALLMARK GENERAL AGENCY, INC.

 IT IS HEREBY AGREED, effective July 1, 2000, that the fifth, seventh, eleventh and nineteenth paragraphs under PREAMBLE (as amended by Endorsement No. 1) shall be deleted and the following substituted therefor:

           "DORINCO has entered into a Quota Share Retrocession Agreement, effective July 1, 1996, with AMERICAN HALLMARK ('Retrocession Agreement'), pursuant to which AMERICAN HALLMARK has retroceded to
      DORINCO a 25% share of the Interest and Liabilities under the Reinsurance Agreement. As respects subject business of the REINSURANCE AGREEMENT written or renewed on or after July 1, 1997, and before July 1, 2000, AMERICAN HALLMARK will retrocede to DORINCO a 50% share of the Interest and Liabilities under the Reinsurance Agreement. As respects subject business of the REINSURANCE AGREEMENT written or renewed on or after July 1, 2000, AMERICAN HALLMARK will retrocede to DORINCO a 100% share of the Interest and Liabilities under the Reinsurance Agreement.

      NOW, THEREFORE, DORINCO hereby agrees, as respects subject business of the REINSURANCE AGREEMENT written or renewed on or after July 1, 2000, to guarantee a 100% share of the full and complete performance of all terms, conditions and covenants by: (a) AMERICAN HALLMARK under the REINSURANCE AGREEMENT (Exhibit 'A'); (b) GENERAL AGENCY under the GENERAL AGENCY AGREEMENT (Exhibit 'B'); and (c) AMERICAN HALLMARK under the ADMINISTRATIVE SERVICES AGREEMENT (Exhibit 'C'). This GUARANTY constitutes consideration by DORINCO to STATE AND COUNTY MUTUAL for entering into the subject agreements with AMERICAN HALLMARK and GENERAL AGENCY.

      If, by action of a state insurance regulatory agency or court of competent jurisdiction, AMERICAN HALLMARK is found to be insolvent or is placed in supervision, conservation, receivership, rehabilitation or liquidation, or has a receiver, supervisor or conservator appointed, then DORINCO shall fully assume 100% of AMERICAN HALLMARK's obligations owed to STATE AND COUNTY MUTUAL under the subject agreements, including but not limited to making all payments that were required of AMERICAN HALLMARK under the subject agreements. STATE AND COUNTY MUTUAL shall assign to DORINCO its right to recover from AMERICAN HALLMARK any claims payments or other payments made by DORINCO to STATE AND COUNTY MUTUAL by reason of AMERICAN HALLMARK being found to be insolvent or placed in supervision, conservation receivership, rehabilitation or liquidation. Notwithstanding DORINCO's agreement to fully assume AMERICAN HALLMARK's obligations, if AMERICAN HALLMARK is found to be insolvent or is placed in supervision, conservation, receivership, rehabilitation or liquidation, STATE AND COUNTY MUTUAL shall not be required to pay to DORINCO any amounts paid by STATE AND COUNTY MUTUAL to AMERICAN HALLMARK as of that date and/or which STATE AND COUNTY MUTUAL is required to pay in the future to AMERICAN HALLMARK and/or its supervisor, conservator, rehabilitator or liquidator.

      In the event that either (i) the Texas Department of Insurance requires cancellation or disallows credit for reinsurance under the REINSURANCE AGREEMENT or (ii) DORINCO's A.M. Best rating at any time is lower than A-, DORINCO will immediately secure 100% of AMERICAN HALLMARK's obligations under the REINSURANCE AGREEMENT via a security fund agreement to be executed by DORINCO and STATE AND COUNTY MUTUAL, which security fund agreement shall be in form and content acceptable to STATE AND COUNTY MUTUAL."

 The provisions of this Agreement shall remain otherwise unchanged.

 IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Endorsement as of the dates first above mentioned.

                               DORINCO REINSURANCE COMPANY

 Attest:                       By:  __________________________________

                               Title:  ________________________________

                               Date:  ________________________________

                               AMERICAN HALLMARK INSURANCE
                               COMPANY OF TEXAS

 Attest:                       By:  __________________________________

                               Title:  ________________________________

                               Date:  ________________________________

                               AMERICAN HALLMARK GENERAL
                               AGENCY, INC.

 Attest:                       By:  __________________________________

                               Title:  ________________________________

                               Date:  ________________________________